EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB of Peoples-Sidney Financial Corporation (the "Company") for the fiscal year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Stewart, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



 By:    /s/ Douglas Stewart
        -----------------------
 Name:  Douglas Stewart
        Chief Executive Officer


September 26, 2002